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Cash Account Trust


Money Market Portfolio -- Institutional Money Market Shares

Supplement to the currently effective prospectus


The following information supplements the "Policies About Transactions" section in the "Policies You Should Know About" section of the prospectus:

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It's not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is presented.

For more information on the checkwriting privilege please contact your financial services firm or Scudder Investments at (800) 537-3177.




               Please Retain This Supplement for Future Reference









April 21, 2004



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Supplement to the Statement of Additional  Information  dated August 1, 2003, as revised January 9, 2004, as further revised January 23, 2004, and all currently effective Supplements thereto for Cash Account Trust -- Money Market Portfolio (Premium Reserve Money Market Shares, Institutional Money Market Shares and Institutional Select Money Market Shares):

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The following  replaces the  "Redemptions By Draft" section of the "Purchase and
Redemption of Shares" section of the Statement of Additional Information:

Redemptions By Draft. This section does not apply to Select Shares. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 ($100 for Institutional Shares) since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250 ($100 for Institutional Shares); when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.





               Please Retain This Supplement for Future Reference



April 21, 2004